CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Statement of Financial Position [Abstract]
Accounts receivable, allowance for doubtful accounts		$ 558
Write down of inventories	$ 6,218	$ 7,718
Ordinary shares, par value per share	$ 0.000001	$ 0.000001
Ordinary shares, shares authorized	2,000,000,000	2,000,000,000
Ordinary shares, shares issued	265,824,928	353,016,455
Ordinary shares, shares outstanding	265,824,928	353,016,455